CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Donald F.  Crumrine,  Director,  Chairman of the Board  and  Chief  Executive
Officer  of   Flaherty  &  Crumrine  Preferred   Income  Fund  Incorporated (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JANUARY 27, 2005          /S/ DONALD F. CRUMRINE
     ----------------------        ---------------------------------------------
                                   Donald F. Crumrine, Director, Chairman of the
                                   Board and Chief Executive Officer
                                   (principal executive officer)


I, R. Eric Chadwick,  Chief Financial  Officer,  Treasurer,  Vice President  and
Secretary  of  Flaherty & Crumrine   Preferred  Income  Fund  Incorporated  (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JANUARY 27, 2005                            /S/ R. ERIC CHADWICK
     ----------------------                          ---------------------------
                                                     R.  Eric  Chadwick,   Chief
                                                     Financial          Officer,
                                                     Treasurer,  Vice  President
                                                     and  Secretary   (principal
                                                     financial officer)